                                                                    Exhibit 10.1

Date:

To:                           Trimeris, Inc. ("Party B")

Attention:

From:

Re:                           Equity Option Confirmation
                              Reference Number:
--------------------------------------------------------------------------------

The purpose of this communication is to confirm the terms and conditions of the call option (the "Transaction") entered into between us on the Trade Date specified below. This communication constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Until such time as we execute and deliver the ISDA Form, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation"), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. Upon the execution by you and us of an agreement in the form of the ISDA Form, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below.

The terms of the Transaction to which this Confirmation relates are as follows:

Trade Date:

Option Style:              European

Option Type:               Call

Seller:                    Party B

Buyer:                     Party A

Shares:                    Common stock of Trimeris Inc. (Symbol: TRMS)

Number of Options:

Option Entitlement:        1.00

Strike Price:              USD

Premium:                   USD

Premium Payment

Date:                      Three Currency Business Days following the Trade Date

Exchange:                  The NASDAQ Stock Market

Related Exchange(s):       Any exchange or quotation  system on which the Shares
                           or options or futures on the Shares are listed or quoted.

Clearance System:          The Depository Trust Company, or any successor to or
                           transferee of such clearance system.

Calculation Agent:         Party A


Procedure for Exercise
----------------------

Expiration Time:           The close of trading on the Exchange  without  regard
                           to extended or after hours trading (local time in New York).

Expiration Date:

Automatic Exercise:        Applicable

Seller's Contact
Details for Notice:

                           Telephone:

Reference                  Price: The last reported sale price (if the Exchange
                           is The NASDAQ Stock Market) or the closing price (if the Exchange is other than The NASDAQ Stock Market) per Share at the Expiration Time on the Expiration
                           Date, as reported by the Exchange, without regard to extended or after hours trading.

Settlement Terms
----------------

Settlement:                        The Transaction will be Physically Settled;
                                   provided, however, that Party B may elect to make Cash Settlement or Net Share Settlement applicable by giving notice to Party A on a day (the "Election Date") no later than (in the case of Cash Settlement) five Exchange
                                   Business Days, or (in the case of Net Share
                                   Settlement) twenty Exchange Business Days, before the Expiration Date.

Cash Settlement:                   If Party B elects Cash  Settlement,  Party B
                                   shall pay the Cash Settlement Amount to Party A on the Cash Settlement Payment Date.

Settlement                         Price: If Physical Settlement is applicable,
                                   the Settlement Price shall be the amount determined in accordance with Section
                                   2.1(g)(iii) of the Equity Definitions, or if Net Share Settlement or Cash Settlement is applicable, the Settlement Price shall be the price determined in accordance with Section
                                   4.4(b)(i) of the Equity Definitions.

Cash Settlement
Payment Date:                      Three Currency Business Days after the
                                   Valuation Date

Net Share Settlement:              If Party B elects Net Share Settlement, the
                                   Seller shall deliver to the Buyer the number of whole Shares (the "Settlement Shares") equal to (i) the Cash Settlement Amount (if any) divided by (ii) the Closing Value, plus cash in lieu of any fractional Share. At any time following an election of Net Share
                                   Settlement by Party B (as the settlement method applicable to the exercise of the Transaction on the Expiration Date) but no later than five Exchange Business Days before the Expiration Date, Party B may elect Cash
                                   Settlement or Physical Settlement.

Closing Value:                     The last reported sale price (if the
                                   Exchange is The NASDAQ Stock Market) or
                                   closing price (if the Exchange is other than The NASDAQ Stock Market) per Share on the
                                   Valuation Date, as reported by the Exchange, without regard to extended or after hours trading.

Settlement                         Date: If Physical Settlement is applicable,
                                   the Settlement Date shall be the date
                                   determined in accordance with Section 6.2 of the Equity Definitions, or if Net Share
                                   Settlement is applicable, the Settlement Date shall be the date determined in accordance with Section 6.2 of the Equity Definitions provided that any reference to "Exercise
                                   Date" in that section shall be deemed to be a reference to "Valuation Date."

Valuation for Cash Settlement
-----------------------------

Valuation Date:                    As defined in Section 4.2 of the Equity
                                   Definitions

Valuation Time:                    At the close of trading on the Exchange,
                                   without regard to extended or after hours trading.

Relevant Price:                    The last reported sale price (if the
                                   Exchange is The NASDAQ Stock Market) or
                                   closing price (if the Exchange is other than The NASDAQ Stock Market) per Share at the
                                   Valuation Time on an Averaging Date, as
                                   reported by the Exchange.

Averaging Dates:                   The Valuation Date and each of the two
                                   Exchange Business Days preceding the
                                   Valuation Date

Averaging Date
Market Disruption:                 Modified Postponement

Adjustment Events
-----------------

Method of
Adjustment:                        Calculation Agent Adjustment

Extraordinary Events
--------------------

Consequences of Merger Events:

(a)    Share-for-Share:            Cancellation and Payment

(b)    Share-for-Other:            Cancellation and Payment

(c)    Share-for-Combined:         Cancellation and Payment

For the purposes of this Confirmation, the second line of Section 9.3(b)(ii) of the Equity Definitions is deleted and replaced with, "Share Basket Option Transaction, the Option Transaction will be cancelled as of the earlier of (i) the third Exchange Business Day following the Announcement Date and (ii) the twentieth Exchange Business Day before the Merger Date".

Nationalization or Insolvency:     Cancellation and Payment

Miscellaneous
-------------

Conditions on Net Share Settlement
and Physical Settlement:           If Party B elects  Physical  Settlement or
                                   Net Share Settlement, the following
                                   conditions must be met: (i) Party B will enter into a Registration Rights Agreement with Party A in form and substance reasonably acceptable to Party A not later than the Election Date, which agreement will contain, among other things, the representations and warranties, indemnification and contribution provisions and the obligation of Party B to deliver customary opinions of counsel and accountants' comfort letters and officers' certificates, in each case, consistent with those that Party A would require in the case of a primary issuance of common stock, and obligations of Party A and Party B relating to the registration of the Settlement Shares and the Make-Whole Shares (the "Registered
                                   Shares"); (ii) the Shelf Registration (as hereinafter defined) shall have been declared effective by the Securities and Exchange
                                   Commission not less than five Exchange
                                   Business Days prior to the Expiration Date;
                                   and (iii) Party B shall maintain the
                                   effectiveness of the Shelf Registration and a prospectus covering the Registered Shares available for use by Party A until all Registered Shares have been sold by Party A.
                                   "Shelf Registration" means a registration statement in form and substance reasonably acceptable to Party A for an offering to be made on a continuous basis pursuant to Rule
                                   415 under the Securities Act of 1933, as amended, registering Party A's resale of all the Settlement Shares, plus any Make-whole
                                   Shares, in the manner or manners designated by Party A.

Make-Whole
Provision:                         If within sixty Exchange  Business Days from
                                   (and including) the date Party B delivers
                                   Settlement Shares to Party A pursuant to Net
                                   Share Settlement of the Transaction, Party A resells all or any portion of the Settlement
                                   Shares and the net proceeds received by Party
                                   A upon resale of such Shares exceed the Cash
                                   Settlement Amount (or if less than all of the Shares are resold, the applicable pro rata portion of the Cash Settlement Amount), Party
                                   A shall promptly refund in cash such
                                   difference to Party B. In the event that such net proceeds are less than the Cash
                                   Settlement Amount (or if less than all of the Settlement Shares are resold, the applicable pro rata portion of the Cash Settlement
                                   Amount), Party B shall pay in cash or
                                   additional Shares such difference (the
                                   "Make-whole Amount") to Party A promptly after receipt of notice thereof. In the event that Party B elects to pay the Make-whole
                                   Amount in additional Shares, the requirements set forth above with respect to payment of the Cash Settlement Amount in Shares, including Make-whole requirements, shall apply, such that Party A shall pay to Party B any such excess and Party B shall pay to Party A in cash or additional Make-whole
                                   Shares any additional Make-whole Amount. In calculating the net proceeds from the resale of any Settlement Shares there shall be deducted from such proceeds any amount equal to the underwriting discount or commission determined by the Calculation Agent multiplied by the total number of Shares sold pursuant to a Shelf Registration or (in the case of restricted Shares), the total number of Shares delivered by Party B to Party A pursuant to Net Share Settlement.

Title to Shares:                   If the Transaction is to be Physically
                                   Settled or Net Share Settled, the party
                                   obligated to deliver Shares represents,
                                   warrants and agrees that (a) (if not the issuer of the Shares), it is the legal and beneficial owner of the Shares it is required to deliver; (b) it has the right to transfer or, (if the issuer of the Shares) issue, those Shares; (c) it will convey good title to the Shares it is required to deliver, free from all liens, charges, equities, rights of pre-emption or other security interests or encumbrances whatsoever; (d) (if the issuer of the Shares), all Shares will, at the time of delivery, be duly authorized, validly issued and fully paid and non-assessable; and
                                   (e) if the Transaction is to be Physically
                                   Settled, the Shares it will deliver will not be "restricted" or "control" securities within the meaning of Rule 144 under the Securities Act of 1933 as amended (the
                                   "Securities Act") and will be freely
                                   transferable without restriction when
                                   delivered upon settlement.


Transfer:                          Neither party may transfer any rights nor
                                   delegate any obligations in respect of the Transaction, in whole or in part, directly or indirectly, without the prior written consent of the non-transferring party.


Additional Modifications to and Elections under the ISDA Form
-------------------------------------------------------------

A.  Governing Law and Consent to Jurisdiction:

The Transaction will be governed by and construed in accordance with the laws of New York (without reference to choice of law doctrine). Solely as between the parties hereto, and relating solely to matters arising concerning this Transaction, each party irrevocably submits to the non-exclusive jurisdiction of the courts of the state of New York and the United States District Court located in the Borough of Manhattan in the City of New York, and waives any objection which it may have at any time to the laying of venue of any proceedings concerning this transaction brought in such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object that such court does not have jurisdiction over any party. Notwithstanding the foregoing, nothing in this Confirmation precludes either party from bringing proceedings in any other jurisdiction nor will the bringing of proceedings in any one or more jurisdictions preclude the brining of proceedings in another jurisdiction.

B.   Representations and Warranties:

Party A and Party B each hereby represents, warrants and agrees as follows: (i) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (ii) it has the corporate power to execute and deliver this Confirmation and to perform its obligations under this Confirmation and the Transaction evidenced hereby; (iii) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgement of any court or other agency of government binding upon it or any material contract binding on or affecting it or any of its assets; (iv) all governmental and other consents that are required to have been obtained by it with respect to this Confirmation and the Transaction evidenced hereby have been obtained and are in full force and effect and all material conditions of any such consents have been complied with; (v) its obligations under this Confirmation and the Transaction evidenced hereby constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); (vi) it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any relevant jurisdiction to make any deduction or withholding for or on account of any tax from any payment to be made by it to the other party under this Confirmation and the Transaction evidenced hereby; (vii) its payment obligations hereunder rank and will rank at all times at least pari passu in all respects with all of its other unsecured obligations (except for those which are preferred by operation of law); and (viii) it is entering into this Confirmation and the Transaction evidenced hereby as principal (and not as agent or in any other capacity, fiduciary or otherwise); and (ix) (a) it is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act of 1933,
(b) it has had access to such information regarding the Transaction and the other party as it requested, (c) it has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the Transaction and is able to bear the economic risk of its investment, including without limitation the risk of complete loss on the investment, and (d) it acquired its interest herein and in the Transaction evidenced hereby for its own account for investment and not with a view to, or in connection with, any distribution of such interests.

Representations and warranties set forth in section (ix) above will be correct and complied with in all respects at all times so long as the parties continue to have obligations and duties to each other hereunder as if repeated then, by reference to then existing circumstances.

C.   "Specified Entity" means in relation to Party A for the purpose of:

     Section 5(a)(v),                                     NONE
     Section 5(a)(vi),                                    NONE
     Section 5(a)(vii),                                   NONE
     Section 5(b)(iv),                                    NONE

     and in relation to Party B for the purpose of:

     Section 5(a)(v),                            Any Affiliate of  Party B
     Section 5(a)(vi),                           Any Affiliate of  Party B
     Section 5(a)(vii),                          Any Affiliate of  Party B
     Section 5(b)(iv),                           Any Affiliate of  Party B

D. The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form, as modified below, will apply to Party A and to Party B. Section 5(a)(vi) of ISDA Form is hereby amended by the addition of the following at the end thereof:

          "provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if, as demonstrated to the reasonable satisfaction of the other party, (a) the event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay caused by an error or omission of an administrative or operational nature; and (b) funds were available to such party to enable it to make the relevant payment when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from an interested party of such failure to pay."

     "Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) for the payment or repayment of any money.

     "Threshold Amount" means, with respect to Party B or any Specified Entity, USD10,000,000 or, if lower, the amount in USD of debt which the failure of Party B to pay will constitute on default or event of default under Party B's principal credit agreement with banks or other lending institutions and, with respect to Party A, shall mean 2% of the shareholder's equity (howsoever described) of Party A as shown on the most recent annual audited financial statements of Party A.

E. "Payments on Early Termination". For the purpose of Section 6(e) of this ISDA Form:

     (i)    Loss will apply.
     (ii)   The Second Method will apply.

F. In consideration of the parties continuing obligations under this Transaction, Party A and Party B amend Section 5(a)(ii) of the ISDA Form as of the Trade Date such that, for the purpose of determining an Event of Default with respect to Party B under Section 5(a)(ii), the penultimate and last lines of Section 5(a)(ii) are deleted and replaced with, "with this ISDA Form if such failure is not remedied on or before the second Exchange Business Day after Party A has given notice of such failure to Party B (such notice may be given by facsimile using the most recent facsimile number notified by Party B to Party A and will be deemed given to Party B upon receipt by Party A of a positive transmission report generated by Party A's facsimile machine)".

Notwithstanding any other provisions of this Confirmation or the ISDA Form, the following provisions shall apply:

1.   Settlement on Extraordinary Event:
     ---------------------------------

(a) If payment is required of Party B pursuant to Section 9.3 or 9.7 of the Equity Definitions in connection with a "Share-for-Share" Merger Event or "Share-for-Combined" Merger Even, Party B shall have the right, in its sole discretion, to elect (the "Extraordinary Transaction Election") to satisfy any such payment obligation by Net Share Settlement of this Transaction PROVIDED THAT, in connection with a "Share-for-Combined" Merger Event or "Share-for-Other" Merger Event, the Extraordinary Transaction Election is available to satisfy only the percentage of such payment obligation equal to the percentage of the non-cash consideration over the total Combined Consideration (in the care of a "Share-for-Combined" Merger Event) or total Other Consideration (in the case of a "Share-for-Other" Merger Event). The remaining percentage of such payment obligation must be satisfied in cash. Party B shall make any election to Net Share Settle the Transaction within two Exchange Business Days of the Announcement Date but in any event not less than twenty Exchange Business Days prior to the effective date of such Merger.

(b) For purposes of any such Net Share Settlement: (i) the "Shares" to be registered and delivered to Party A shall be the Shares, (ii) the Cash Settlement Amount shall be the amount determined in accordance with Section 9.7 of the Equity Definitions, provided that, for the purposes of this Confirmation, the second and third lines of Section 9.7(b) of the Equity Definitions are deleted and replaced with, "promptly by the parties after the Extraordinary Transaction Election, failing which it will be determined by the Calculation Agent and based on", (iii) the Closing Value shall be the last reported sale price (if the Exchange is The NASDAQ Stock Market) or closing price (if the Exchange is other than The NASDAQ Stock Market) per Share on the third Exchange Business Day immediately preceding the Settlement Date, (iv) the Settlement Date shall be the tenth Clearance System Business Day following the Announcement Date, but in any event not later than eight Exchange Business Days before the Merger Date, and (v) the entity surviving, resulting from, or acquiring Party B in connection with the Merger Event shall comply with all of the Conditions on Net Share Settlement set forth in this confirmation.

2.     Calculations and Payment on Early Termination:
       ---------------------------------------------

(a)    The obligations of Party B to make payments pursuant to Section 6(d) and
(e) of the ISDA Form are modified as follows: Party B shall have the right to make any payment required pursuant to Section 6(e) of the ISDA Form following the occurrence of an Early Termination Date in respect of this Transaction and any other Transaction between the parties referenced to the Shares and to which this modification of the ISDA Form is expressly made applicable and under which Party B is required to make a payment pursuant to Section 6(d) or (e) of the ISDA Form ("Share Eligible Transactions") by electing to Net Share Settle the Share Eligible Transactions in accordance with the terms and conditions for Net Share Settlement herein and in any other Share Eligible Transaction. Party B shall elect to Net Share Settle the Share Eligible Transactions by giving notice to Party A of such election (i) if Party B is the Defaulting or Affected Party, within one Exchange Business Day after the notice fixing an Early Termination Date is received by Party B or (ii) if Party A is the Defaulting or Affected Party, in the notice fixing an Early Termination Date. If Party B elects Net Share Settlement:

       (i) The relevant parties shall determine pursuant to Section 6(e) of the ISDA Form the Loss applicable to Share Eligible Transactions and to Transactions that are not Share Eligible Transactions ("Other Transactions") (for the avoidance of doubt, Other Transactions includes Transactions referenced to the Shares in respect of which Party A has a payment obligation to Party B under Section 6(d) or (e) of the ISDA Form) and the Cash Settlement Amount for purposes of Net Share Settlement of Share Eligible Transactions shall be the amount, if any, payable by Party B to Party A as the Loss in respect of Share Eligible Transactions. In consideration of the parties continuing obligations under this Transaction, Party A and Party B amend the ISDA Form as of the Trade Date as follows:
               (A) Party A's obligation to make any payment pursuant to Section
                   6(e) of the ISDA Form (the "Section 6(e) Payment") is subject to the precondition that all amounts payable and securities deliverable by Party B to Party A in connection with all Share Eligible Transactions have been received by Party A in full (the "Receipt"); and
               (B) the time provided in the ISDA Form within which Party A must make the Section 6(e) Payment shall be extended until such Receipt.
               The last sentence of the first paragraph of Section 6(e) of the ISDA Form shall not apply with respect to Share Eligible Transactions. Nothing in the immediately preceding sentence shall affect the obligations of the parties to pay the amount determined in accordance with Section 6(e) in respect of Other Transactions in cash in accordance with Section 6 of the ISDA Form.
       (ii)    The Settlement Date for Net Share Settlement shall be the later of:
               (A) the payment date determined pursuant to Section 6(d)(ii) of the ISDA Form; and
               (B) the earlier of (x) the second Exchange Business Day following the date the Registration Statement is declared effective by the Securities and Exchange Commission ("SEC"); and (y) the date determined pursuant to paragraph 2(a)(v)(A)(4).
                                               -----------------------
       (iii) If Party B is the Defaulting Party or the sole Affected Party, the Closing Value of the Shares shall be 75% of the last reported sale price (if the Exchange is The NASDAQ Stock Market) or closing price (if the Exchange is other than The NASDAQ Stock Market) per Share on the third Exchange Business Day immediately preceding the Settlement Date as reported by the Exchange, without regard to extended or after hours trading. Party B shall comply with all of the Conditions on Net Share Settlement applicable to Share Eligible Transactions, except that the Registration Statement must be declared effective by the Securities and Exchange Commission ("SEC") not later than the close of business on the second Exchange Business Day following the notice fixing an Early Termination Date.
       (iv) To the extent permitted under applicable law, interest (before as well as after judgment) in the Termination Currency, shall accrue on, and be added to, the Cash Settlement Amount from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid or otherwise settled by the delivery of the necessary number of Shares as required herein, at the

                  Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.
          (v) If Party B has used its best efforts to satisfy the Conditions on Net Share Settlement but has been unable to because the Registration Statement is not declared effective by the SEC within the time set out in paragraph 2(a)(iii) (or, where
                                             -------------------
                  Party A has previously made the election set out in paragraph
                                                                      ---------
                  2(a)(v)(B), within the time designated pursuant to paragraph
                  ----------                                         ---------
                  2(a)(v)(B)), Party A, in its absolute discretion, may elect
                  -----------
                  to:
                      (A) receive the relevant number of Shares from Party B in
                          which case:
                             (1)  the day on which Party A makes such an
                                  election to receive such Shares from Party B
                                  is the "Party A Election Date", and
                             (2)  Party B shall withdraw any Registration
                                  Statement filed with the SEC in connection
                                  with the Shares, and
                             (3) Party B will enter into a Private Placement Purchase Agreement with Party A in form and substance acceptable to Party A no later than the next Exchange Business Day following the Party A Election Date, and
                             (4) Party B shall deliver to Party A such Shares on the Settlement Date which, for the purposes of this paragraph 2(a)(v)(A)(4), shall be the
                                          -----------------------
                                  third Exchange Business Day following the
                                  Party A Election Date, and
                             (5) in addition to any Make-whole Amount payable by Party B pursuant to the Make-Whole Provision herein, Party B shall deliver to Party A such additional Shares until Party A has realized actual net proceeds upon resale of such Shares equal to Party A's Loss. At its election, Party A may by a written notice to Party B retain a number of Shares delivered by Party B pursuant to this paragraph 2(a)(v). If
                                                           -----------------
                                  Party A so elects, Party A shall be deemed to have sold each such retained Share for an amount equal to the price per Share obtained by Party A in the last Share sold by Party A prior to sending written notice of its intention to retain Shares to Party B. In no event will Party A be obligated to exercise its right to retain Shares; or
                      (B) extend the period within which the Registration
                          Statement is to be declared effective by the SEC for a further period specified in writing by Party A at the time of such extension.

This section entitled Calculations and Payment on Early Termination shall be applicable only to the extent and only for as long as necessary for Party B to account for this Transaction as "permanent equity" within the meaning and for the purposes of EITF 00-7 or any successor financial statement guidance. Party B has made its own independent decision based upon its own judgment and upon advice from such advisers as it has deemed necessary, as to whether the Transaction may be accounted for as "permanent equity" within such meaning and for such purposes and is not relying on any communication (written or oral) of Party A in this regard.

3. Other Provisions
   ----------------
(a) Determined Amount. Notwithstanding any other provision applicable to this Transaction, if Party B exercises its right pursuant to section 2(a) above to
                                                        ------------
Net Share Settle this Transaction, Party B shall not be obliged to deliver, in connection with this Transaction, in excess of 142,300 Shares, as recalculated from time to time (the "Determined Amount"). The number of Shares (if any) equal to (u)(i) the Cash Settlement Amount divided by (ii) the Closing Value (both terms as defined in section 2(a) above), minus (v) the Determined Amount, are the "Excess Shares". In the event that, but for this section 3, Party B would be
                                                     ---------
obliged to deliver a number of Shares equal to the Determined Amount plus the Excess Shares, Party B agrees to (x) satisfy its remaining obligation by cash payment or; (y) (i) use its best efforts to increase its number of Authorized Shares, thereby increasing the Determined Amount, to the extent necessary so that, but for this section 3, the number of Shares Party B would be obliged to
                   ---------
deliver does not exceed the (recalculated) Determined Amount and (ii) allocate such newly Authorized Shares in satisfaction of Party B's delivery obligations under this Transaction in priority to any other use of such Shares. For the avoidance of doubt, the obligation of Party B to so use its best efforts is an ongoing obligation.

     (b)  Party B hereby represents and warrants that it will:
          (i) calculate the Determined Amount based on the maximum amount able to be calculated in accordance with EITF 00-19 or any successor financial statement guidance; and
          (ii) in respect of all equity derivative transactions in respect of which Party B's equity securities constitute (all or part of) the instruments underlying such transactions (the "Derivative Trades"), use the same methodology to derive the Determined Amount (howsoever described) applicable to each Derivative Trade as is used to derive the Determined Amount for this Transaction.

(c) Rights in Bankruptcy. Party A agrees that, in respect of any obligations Party B has duly elected be satisfied by Net Share Settlement in accordance with this Confirmation, in the event of Party B's bankruptcy, Party A shall not have rights in bankruptcy that rank senior to the rights in bankruptcy of common shareholders of Party B.

Account Details
---------------

Party A:               Cash Payments for Physical Settlement
                       -------------------------------------


                       Cash Settlement Payments or USD Premium Payments
                       ------------------------------------------------


                       Delivery of Shares for Physical Settlement and Net Share
                       --------------------------------------------------------
                       Settlement
                       ----------



Party B:               (please advise)


Relationship Between Parties
----------------------------

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)   Non-Reliance. It is acting for its own account, and it has made its own
      ------------
independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b)   Assessment and Understanding. It is capable of assessing the merits of and
      ----------------------------
understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(c)   Status of Parties. The other party is not acting as a fiduciary for or an
      -----------------
adviser to it in respect of that Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us by facsimile (203 719 0538) at your earliest convenience.

Yours sincerely,


_____________________________


By: _________________________               By: _____________________
Name:                                       Name:
Title:                                      Title:

Confirmed as of the ___ day
of ____________, ____


TRIMERIS, INC.

By: _________________________
Name:
Title: